SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON  D.C.  20549

                           FORM 8 - K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE

              SECURITIES AND EXCHANGE ACT OF 1934

  Date of Report (Date of Earliest Event Reported): December 6, 1999
                                                    ----------------

                    BT Financial Corporation
                    ------------------------
        (Exact Name of Registrant as Specified in its Charter)

       Pennsylvania                  0-12377          25-1441348
       ------------                  -------          ----------
(State or other jurisdiction of    (Commission       (I.R.S.Employer
 incorporation or organization)     File Number)    Identification No.)

          551 Main Street, Johnstown, Pennsylvania  15901
          -----------------------------------------------
              (Address of Principal Executive Offices)
                            (Zip Code)

                          (814) 532-3801
                          --------------
       (Registrant's Telephone Number, including Area Code)





Item 5  Other Events
        ------------
          BT Financial Corporation's press release dated December 6, 1999 regarding BT Financial Corporation's announcement of two promotions filed herewith as Exhibit 99.1 is incorporated by reference.




Item 7  Financial Statements, Pro Forma Financial Information and Exhibits
        ------------------------------------------------------------------

 (c)    Exhibits
        --------
        Exhibit 99.1     BT Financial Corporation Press Release dated
                         December 6, 1999




                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BT FINANCIAL CORPORATION
                                   (Registrant)


Dated:  December 6,  1999         By: /s/ John H. Anderson
        -----------------             ------------------------
                                      John H. Anderson,
                                      Chairman and Chief
                                      Executive Officer